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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 12, 2002


                               GENAERA CORPORATION

               (Exact name of registrant as specified in charter)

        DELAWARE                    0-19651                   13-3445668
 (State of Incorporation)       (Commission File           (I.R.S. Employer
                                    Number)               Identification No.)


             5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462
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               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 941-4020
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              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)      Exhibits

       99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended September 30, 2002
       99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended September 30, 2002




ITEM 9.   REGULATION FD DISCLOSURE.

          Attached as Exhibits 99.1 and 99.2 and hereby incorporated into this
Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GENAERA CORPORATION



Date:  November 12, 2002         By:  /s/ Christopher P. Schnittker
                                      ------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                 Description
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99.1                        Certification of Chief Executive Officer relating to
                            Form 10-Q for period ended September 30, 2002
99.2                        Certification of Chief Financial Officer relating to
                            Form 10-Q for period ended September 30, 2002